EXHIBIT 10.32


                                 August 3, 2006




Media & Entertainment Holdings, Inc.
4429 Edmondson Avenue
Dallas, Texas 75205


Lazard Capital Markets LLC
30 Rockefeller Plaza
New York, New York 10112


Ladenburg Thalmann & Co. Inc.
153 East 53rd Street
New York, New York 10022


                         ------------------------------------
                     Re: Media & Entertainment Holdings, Inc. ("Company")
                         ------------------------------------


Gentlemen:


        For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each of the undersigned hereby agrees with the Company, Lazard Capital Markets LLC and Ladenburg Thalmann & Co. Inc. to not propose, or vote in favor of, any amendment to the Company's Certificate of Incorporation to extend the period of time in which the Company must consummate a business combination (as is more fully described in the Company's Prospectus relating to the Company's initial public offering) prior to its liquidation. Should such a proposal be put before stockholders other than through actions by any of the undersigned, each of the undersigned hereby agrees to vote against such proposal. This agreement may not be modified or amended under any circumstances.


                                                   Very truly yours,


                                                    /s/ Herbert A. Granath
                                                   -----------------------------
                                                   Herbert A. Granath

                                                    /s/ Harvey M. Seslowsky
                                                   -----------------------------
                                                   Harvey M. Seslowsky

                                                    /s/ Robert C. Clauser, Jr.
                                                   -----------------------------
                                                   Robert C. Clauser, Jr.

                                                    /s/ Bruce Maggin
                                                   -----------------------------
                                                   Bruce Maggin

                                                    /s/ Richard M. Weden
                                                   -----------------------------
                                                   Richard M. Weden

                                                    /s/ Edward T. Reilly
                                                   -----------------------------
                                                   Edward T. Reilly

                                                    /s/ William A. Roskin
                                                   -----------------------------
                                                   William A. Roskin

                                                   TRANSMEDIA CORPORATION

                                                   By:  /s/ Harvey M. Seslowsky
                                                       -------------------------
                                                   Name: Harvey M. Seslowsky

                                                   HEARST CORPORATION

                                                   By:  /s/ Ronald J. Doerfler
                                                       -------------------------
                                                   Name:  Ronald J. Doerfler
                                                   Title: Senior VP and CFO


Agreed and Accepted:

MEDIA & ENTERTAINMENT
HOLDINGS, INC.

By:  /s/ Harvey M. Seslowsky
    ---------------------------
Name:  Harvey M. Seslowsky
Title: President and Chief Operating Officer


LAZARD CAPITAL MARKETS LLC

By:  /s/ David G. McMillan, Jr.
    ---------------------------
Name:  David G. McMillan, Jr.
Title: Managing Director


LADENBURG THALMANN & CO. INC.

By:  /s/ Steven Kaplan
    ---------------------------
Name:  Steven Kaplan
Title: Managing Director